UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 06, 2017

BIOMARIN PHARMACEUTICAL INC.

BIOMARIN PHARMACEUTICAL INC.
105 DIGITAL DRIVE
NOVATO, CA 94949
ATTN: G. ERIC DAVIS, EVP & GENERAL COUNSEL

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 10, 2017
Date: June 06, 2017 Time: 9:00 AM PDT
Location:	BioMarin Pharmaceutical Inc.
Seminar Room
770 Lindaro Street
San Rafael, CA 94901
For Directions, visit www.biomarin.com - "Contact us"

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K 3. CEO Stockholder Letter
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors

Nominees
01	Jean-Jacques Bienaimé	02	Willard Dere	03	Michael Grey	04	Elaine J. Heron	05	V. Bryan Lawlis
06	Alan J. Lewis	07	Richard A. Meier	08	David Pyott	09	Dennis J. Slamon

The Board of Directors recommends you vote FOR the following proposal:

2	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2017.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3	To approve, on an advisory basis, the frequency of the stockholders' approval, on an advisory basis, of the compensation of the Company's Named Executive Officers as disclosed in the Proxy Statement.

The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

4	To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Proxy Statement.

5	To approve the 2017 Equity Incentive Plan.
6	To approve amendments to BioMarin's Amended and Restated Certificate of Incorporation, as amended, to (i) increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares, and (ii) make certain minor administrative changes.

NOTE: Your proxy holder will also vote on any other business properly brought before the Annual Meeting.